Exhibit 99.1

                                                          For Immediate Release

CONTACT:    Anne A. Tarbell
            Triarc Companies, Inc
            212/451-3030

   TRIARC ANNOUNCES PROPOSED INITIAL PUBLIC OFFERING OF ITS BEVERAGE BUSINESS

          SNAPPLE BEVERAGE GROUP, INC. TO BE LED BY MIKE WEINSTEIN AND
                    THE TRIARC BEVERAGE GROUP MANAGEMENT TEAM

New York, NY, June 22, 2000 - Triarc Companies, Inc. (NYSE: TRY) announced today that its Board of Directors has approved a plan for the Triarc Beverage Group to offer for sale, shares of its common stock, through an initial public offering
(IPO). The new beverage company, which will be called Snapple Beverage Group, Inc., will own Triarc's premium beverage business (Snapple(R), Mistic(R) and Stewart's(R)) and its soft drink concentrates business (Royal Crown(R), Diet Rite(R), RC Edge(TM) and Nehi(R)). Snapple expects to file a registration statement with the Securities and Exchange Commission in the next few days and expects to complete the offering during the third quarter of 2000, subject to SEC review, market conditions and other factors. Net proceeds from the offering are expected to be used to repay debt under an existing credit facility.

      Michael F. Weinstein,  currently  Triarc Beverage  Group's Chief Executive
Officer, will be Snapple's Chief Executive Officer. Nelson Peltz, Triarc's Chairman and Chief Executive Officer, will be the Chairman and Peter W. May,
Triarc's President and Chief Operating Officer will be Vice Chairman. The current senior officers of the Triarc Beverage Group will continue to be the senior officers of the new company. Snapple's Board of Directors will include Messrs. Peltz, May and Weinstein as well as four independent directors. The Snapple Beverage Group will be headquartered in White Plains, N.Y.

      A registration statement relating to these securities has not yet been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement is declared effective by the Securities and Exchange Commission. The offering will only be made by means of a prospectus. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

      Triarc is a leading premium beverage company (Snapple, Mistic and Stewart's), a producer of soft drink concentrates (Royal Crown, Diet Rite, RC Edge and Nehi) and restaurant franchisor (Arby's(R), T.J. Cinnamons(R) and Pasta Connection(R)).

                                           # # #
                                 (Notes Follow)


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                             Notes to Press Release

1. There can be no assurance that the registration statement will be filed, that the Securities and Exchange Commission will declare the registration statement effective or that the proposed IPO will be consummated.

2. Certain statements in the press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, and uncertainties and other factors which may cause the actual results, performance and achievements of Triarc Companies, Inc. (the "Company") or Snapple Beverage Group, Inc. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements made herein with respect to the proposed IPO are forward-looking statements and are subject to the uncertainties and other factors described in the press release. For all "forward-looking statements", the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Reference is made to the Company's Annual Report on Form 10-K for the fiscal year ended January 2, 2000 and Quarterly Report on Form 10-Q for the quarter ended April 2, 2000, filed with the Securities and Exchange Commission, for additional information concerning the risks and uncertainties that may affect the forward-looking statements made in this press release.